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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


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                                   FORM 8-K

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                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 6, 2005

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                                Morgan Stanley
            (Exact name of registrant as specified in its charter)

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

            Delaware                                      1-11758                         36-3145972
 (State or other jurisdiction of                  (Commission File Number)              (IRS Employer
         incorporation)                                                               Identification No.)

       1585 Broadway, New York, New York                                                  10036
    (Address of principal executive offices)                                            (Zip Code)



      Registrant's telephone number, including area code: (212) 761-4000


                                Not Applicable
         (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers.


(b) On September 6, 2005, Morgan Stanley (the "Company") announced that Michael A. Miles resigned as a member of the Company's Board of Directors, effective immediately. A copy of the press release relating to Mr. Miles' resignation is attached as Exhibit 99 hereto.



Item 9.01.  Financial Statements and Exhibits.

(c)   Exhibits


      Exhibit
      Number        Description
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         99         Press Release of Morgan Stanley dated September 6, 2005.




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                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 MORGAN STANLEY
                                 (Registrant)

                                        /s/ WILLIAM J. O'SHAUGHNESSY, JR.
                                  By:   ------------------------------------
                                        Name:  William J. O'Shaughnessy, Jr.
                                        Title: Assistant Secretary and Counsel


Date: September 7, 2005